Exhibit 10.2

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Dated: February __, 2015	Warrant Number: «IDNo»

WARRANT TO PURCHASE
COMMON STOCK OF
PARK CITY GROUP, INC.

This certifies that __________________, or assigns (collectively, the “Holder”), for value received, is entitled to purchase, at an exercise price per share equal to $4.00 (the “Exercise Price”), from PARK CITY GROUP, INC., a Nevada corporation (the “Company”), up to _______ shares of fully paid and nonassessable shares of the Company’s Common Stock (the “Common Stock”).

This Warrant shall be exercisable at any time from time to time from and after the date of issuance hereof (the “Issuance Date”) up to and including 5:00 p.m. (Pacific Time) on (i) the earlier to occur of December __, 2019, or (ii), subject to the provisions of Section __ below, the date that the Holder is no longer the registered owner of shares of the Company’s Series B Preferred Stock (“Series B Preferred”) (such earlier date being referred to herein as the “Expiration Date”), upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with (i) the Notice of Exercise attached hereto duly completed and executed and (ii) payment pursuant to Section 2 of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 4 of this Warrant.

In the event the Company elects to redeem all (but not less than all) of the outstanding shares of Series B Preferred for cash (“Redemption”), and this Warrant has not otherwise been exercised in whole or in part, the Company shall, within 30 days after the date of redemption of the Series B Preferred (the “Redemption Date”), redeem this Warrant by paying to the holder of record hereof an amount of cash equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the Redemption Date.  “Black Scholes Value” means the value of this Warrant based on the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, L.P. (“Bloomberg”) determined as of the Redemption Date for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the Redemption and the Expiration Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of the trading day immediately following the public announcement of the Redemption, (C) the effective price paid per share of Common Stock paid to holders of Series B Preferred in connection with the Redemption, and (D) a remaining option time equal to the time between the date of the public announcement of the Redemption and the Expiration Date.

1.            Exercise; Issuance of Certificates; Acknowledgement.  This Warrant is exercisable at the option of the holder of record hereof, at any time or from time to time from or after the Issuance Date up to the Expiration Date for all or any part of the Warrant Shares (but not for a fraction of a share), which may be purchased hereunder.  The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Notice of Exercise delivered and payment made for such shares.  Certificates for the shares of the Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company’s transfer agent at the Company’s expense within a reasonable time after the rights represented by this Warrant have been so exercised.  Each certificate so delivered shall be in such denominations of the Warrant Shares as may be requested by the Holder hereof and shall be registered in the name of such Holder.  In case of a purchase of less than all the Warrant Shares, the Company shall execute and deliver to Holder within a reasonable time an Acknowledgement in the form attached hereto indicating the number of Warrant Shares which remain subject to this Warrant, if any.

2.            Payment for Shares.

2.1           The aggregate purchase price for Warrant Shares being purchased hereunder may be paid either by check, cash or wire transfer of immediately available funds.

2.2           Notwithstanding anything contained herein to the contrary, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, elect instead to receive upon such exercise that number of shares of Common Stock determined according to the following formula:

Net Number = (A x B) - (A x C)
B
For purposes of the foregoing formula:

A = the total number of shares with respect to which this Warrant is then being exercised.

B = the closing sale price of the Common Stock on the date immediately preceding the date that the Notice of Exercise is delivered to the Company.

C = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

3.            Shares to be Fully Paid; Reservation of Shares.  The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof.  The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued shares of Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant.

4.            Adjustment of Exercise Price and Number of Shares.  The Exercise Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 4.  Upon each adjustment of the Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

4.1           Subdivisions, Combinations and Dividends.  In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or pay a dividend in Common Stock in respect of outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall be proportionately reduced, and conversely, in case the outstanding shares of the Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

4.2           Reclassification.  If any reclassification of the capital stock of the Company shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such reclassification, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby.  In any reclassification described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

4.3           Notice of Adjustment.  Upon any adjustment of the Exercise Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company.  The notice shall be signed by the Company’s chief financial officer and shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

4.4           Other Notices.  If at any time:

(1)           the Company shall declare any cash dividend upon its Common Stock;

(2)           there shall be a Change of Control; or

(3)           there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (a) at least twenty (20) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or for determining rights to vote in respect of any such Change of Control or dissolution, liquidation or winding-up, and (b) in the case of any such Change of Control or dissolution, liquidation or winding-up, at least twenty (20) days prior written notice of the date when the same shall take place; provided, however, that the Holder shall make a best efforts attempt to respond to such notice as early as possible after the receipt thereof.  Any notice given in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, the date on which the holders of Common Stock shall be entitled thereto.  Any notice given in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such Change of Control, dissolution, liquidation, winding-up or conversion, as the case may be.

5.            No Voting or Dividend Rights.  Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company.  No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

6.            Warrants Transferable.  Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder may be transferred, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon the prior written consent of the Company and, thereafter, upon surrender of this Warrant properly endorsed and compliance with the provisions hereof.  Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company’s option, and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company and notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

7.            Lost Warrants.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

8.            Modification and Waiver.  Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder hereof.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Company and the Holder.

9.            Notices.  All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such holder from time to time.

10.            Titles and Subtitles; Governing Law; Venue.  The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.  This Warrant is to be construed in accordance with and governed by the internal laws of the State of Utah without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Utah to the rights and duties of the Company and the Holder.  All disputes and controversies arising out of or in connection with this Warrant shall be resolved exclusively by the state and federal courts located in Salt Lake County in the State of Utah, and each of the Company and the Holder hereto agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized as of the date first above written.

PARK CITY GROUP, INC.
By:
Name:
Title:

NOTICE OF EXERCISE

(To be signed only upon exercise of Warrant)

To:  PARK CITY GROUP, INC.

(1)           The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)           Payment shall take the form of (check applicable box):

[  ] in lawful money of the United States; or

[  ] [if permitted] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2.2, to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2.2.

(3)           Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

DATED:  ________________
[NAME OF HOLDER]

By:

Name:

Its:

ACKNOWLEDGMENT

To:  [name of Holder]

The undersigned hereby acknowledges that as of the date hereof, __________________ (___________) shares of Common Stock remain subject to the right of purchase in favor of __________________ pursuant to that certain Warrant to Purchase Common Stock of Park City Group, Inc. Number ____ dated as of __________, 2014.

DATED:  ________________
PARK CITY GROUP, INC.

By:

Name:

Title: